POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that JILL ZELENKO, whose signature appears below, constitutes and appoints Richard Horowitz, Lisa Price and Jeremy Senderowicz and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution among herself and each of the persons appointed herein, for her in her name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of EnTrust Multi-Strategy Master Fund and EnTrust Multi-Strategy Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2013

/s/ Jill Zelenko
Jill Zelenko

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that GREGG S. HYMOWITZ, whose signature appears below, constitutes and appoints Richard Horowitz, Lisa Price and Jeremy Senderowicz and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of EnTrust Multi-Strategy Master Fund and EnTrust Multi-Strategy Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2013

/s/ Gregg S. Hymowitz
Gregg S. Hymowitz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that DAVID JAMES HOFFA, whose signature appears below, constitutes and appoints Richard Horowitz, Lisa Price and Jeremy Senderowicz and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of EnTrust Multi-Strategy Master Fund and EnTrust Multi-Strategy Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2013

/s/ David James Hoffa
David James Hoffa

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that DAVID MANN, whose signature appears below, constitutes and appoints Richard Horowitz, Lisa Price and Jeremy Senderowicz and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of EnTrust Multi-Strategy Master Fund and EnTrust Multi-Strategy Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2013

/s/ David Mann
David Mann

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that JAMES R. TAYLOR, whose signature appears below, constitutes and appoints Richard Horowitz, Lisa Price and Jeremy Senderowicz and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign the Certificate of Trust, Declaration of Trust and any and all registration statements of EnTrust Multi-Strategy Master Fund and EnTrust Multi-Strategy Fund, respectively, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2013

/s/ James R. Taylor
James R. Taylor